Exhibit 99.1

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x SPECIAL MEETING OF SHAREHOLDERS OF TWO RIVERS FINANCIAL GROUP, INC. February 24, 2026 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030003000000000000 8 022426 FOR AGAINST ABSTAIN 1. With respect to the adoption of the Agreement and Plan of Merger, dated as October 29 , 2025 (the " merger agreemen t"), among Two Rivers, First Mid Bancshares, Inc . (“ First Mid ”) and Star Sub LLC, a newly formed wholly - owned subsidiary of First Mid (“ Star Sub ”), pursuant to which Two Rivers will merge with and into Star Sub with Star Sub as the surviving entity and a wholly - owned subsidiary of First Mid, and the transactions contemplated therein . 2. With respect to the approval to adjourn the special meeting to permit fur - ther solicitation in the event that an insufficient number of votes are cast to approve the merger agreement and the transactions contemplated therein . Note: In accordance with their discretion, to vote upon all other matters that may properly come before the special meeting. The Board of Directors recommends a vote “ FOR ” each of the listed proposals. To change the address on your account, please check the box at right and indicate your new address in the address space above . Please note that changes to the registered name(s) on the account may not be submitted via this method . Signature of Shareholder Date : Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0 TWO RIVERS FINANCIAL GROUP, INC. PROXY FOR SPECIAL MEETING OF SHAREHOLDERS – FEBRUARY 24, 2026 This Proxy, properly signed and dated, will be voted as directed, but if no instructions are spec - ified, this Proxy will be voted FOR the proposals stated . The undersigned hereby appoints Cristy L . Schmidt and Frank J . Delaney or either of them (with full power to act alone) proxies of the undersigned, with full power of substitution, to vote all shares of common stock of Two Rivers Financial Group, Inc . (“ Two Rivers ”) which the undersigned is entitled to vote at the Special Meeting of Two Rivers Financial Group, Inc . to be held on February 24 , 2026 , at 5 : 00 p . m . local time, or at any adjournment thereof : (Continued and to be signed on the reverse side) 1.1 14475

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x SPECIAL MEETING OF SHAREHOLDERS OF TWO RIVERS FINANCIAL GROUP, INC. February 24, 2026 INTERNET - Access www . voteproxy . com and follow the on - screen instructions or scan the QR code with your smartphone . Have your proxy card available when you access the web page . TELEPHONE - Call toll - free 1 - 800 - PROXIES ( 1 - 800 - 776 - 9437 ) in the United States or + 1 - 201 - 299 - 4446 from outside the US any touch - tone telephone and follow the instructions . Have your proxy card available when you call . Vote online/phone until 11 : 59 p . m . Eastern Time the day before the meeting . MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible . Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030003000000000000 8 022426 FOR AGAINST ABSTAIN 1. With respect to the adoption of the Agreement and Plan of Merger, dated as October 29 , 2025 (the " merger agreemen t"), among Two Rivers, First Mid Bancshares, Inc . (“ First Mid ”) and Star Sub LLC, a newly formed wholly - owned subsidiary of First Mid (“ Star Sub ”), pursuant to which Two Rivers will merge with and into Star Sub with Star Sub as the surviving entity and a wholly - owned subsidiary of First Mid, and the transactions contemplated therein . 2. With respect to the approval to adjourn the special meeting to permit fur - ther solicitation in the event that an insufficient number of votes are cast to approve the merger agreement and the transactions contemplated therein . Note: In accordance with their discretion, to vote upon all other matters that may properly come before the special meeting. The Board of Directors recommends a vote “ FOR ” each of the listed proposals. To change the address on your account, please check the box at right and indicate your new address in the address space above . Please note that changes to the registered name(s) on the account may not be submitted via this method . Signature of Shareholder Date : Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS